Virtus Stone Harbor Emerging Markets Corporate Debt Fund,

Virtus Stone Harbor Emerging Markets Debt Fund,

Virtus Stone Harbor Emerging Markets Debt Allocation Fund,

Virtus Stone Harbor High Yield Bond Fund, and

Virtus Stone Harbor Local Markets Fund (the “Funds”),

each a series of Virtus Opportunities Trust

Supplement dated October 27, 2022 to the Summary Prospectuses, the Virtus Opportunities Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated September 28, 2022, as supplemented

Important Notice to Investors

Stone Harbor Investment Partners has announced that, effective March 31, 2023, William Perry will retire and consequently step down as portfolio manager for the Funds. There will be no changes to the investment process for the Funds, which is team oriented. The Prospectuses and SAI will be updated as appropriate at the time of the transition.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Stone Harbor PM Announcement (10/2022)